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                                                                   EXHIBIT 10.24


                             HORIZON OFFSHORE, INC.
                          9821 KATY FREEWAY, SUITE 450
                             HOUSTON, TEXAS  77024



                                December 5, 1997



Crossbay Ventures Ltd.
The Tropic Isle Building
Road Town, Tortola
British Virgin Islands

Gentlemen:

     This letter confirms our agreement and understanding as set forth below:

     You hereby agree to purchase, and Horizon Offshore, Inc. (the "Company") agrees to sell to you 1,484 shares of the Company's common stock, $1.00 par value per share, for an aggregate purchase price of USD $950,000.

     This letter agreement reflects the entire agreement of the parties hereto as to the subject matter hereof and supersedes and replaces any earlier agreements between the parties and any of their affiliates.

     If the foregoing correctly sets forth our agreement and understanding, please execute and deliver one copy of this letter to us whereupon it will become valid, binding and enforceable agreement between us.

                                       Sincerely,

                                       HORIZON OFFSHORE, INC.


                                       By:    /s/  Bill J. Lam
                                          --------------------------
                                          Bill J. Lam
                                          President

AGREED AND ACCEPTED AS OF
THE DATE SET FORTH ABOVE BY
CROSSBAY VENTURES, LTD.

By:     Gath Hewlett
   --------------------------
Name:  Gath A. T. Hewlett
Title: Vice-President